COLUMBUS MCKINNON CORPORATION
                         MONTHLY RETIREMENT BENEFIT PLAN

                  AMENDMENT NO. 4 OF THE 1998 PLAN RESTATEMENT


          Columbus McKinnon Corporation (the "Company") hereby amends the Columbus McKinnon Corporation Monthly Retirement Benefit Plan (the "Plan"), as amended and restated in its entirety effective April 1, 1998, and as further amended by Amendment Nos. 1, 2 and 3, as permitted under Section 10.1 of the Plan, as follows:

1. Section 1.4, entitled "Actuarial Present Value" is amended effective December 31, 2002 by changing Section 1.4(b)(1) to read as follows:

               (1) "Applicable Mortality Table" means the table prescribed by the Secretary of the Treasury that is based on the prevailing commissioners' standard table (described in Code Section 807(d)(5)(A)) used to determine reserves for group annuity contracts issued on the date as of which present value is being determined (without regard to any other subparagraph of Code Section 807(d)(5)) or such other table determined by the Secretary of Treasury for purposes of Code Section 417(e). In the event that the Secretary of Treasury changes such table and makes the effective date of the new table subject to the election of the plan sponsor, the effective date for this Plan shall be the latest effective date available under applicable Internal Revenue Service guidance. (Effective for Annuity Starting Dates on or after December 31, 2002 the table is the table prescribed in Rev. Rul. 2001-62.)"

          IN WITNESS WHEREOF, this instrument of amendment has been executed by a duly authorized officer of the Corporation this 20th day of December, 2002, to be effective as of the date recited herein.


                                         COLUMBUS McKINNON CORPORATION


                                         By: /s/ R.L. Montgomery
                                            ---------------------------------


                                         Title: Executive Vice President
                                               ------------------------------




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